                                                                     Exhibit 21

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------
Allied Specialty Care Services, Inc.                                                                      Florida               C
          Vivra, Inc.                                                                                     Nevada                C
                     Vivra Heart Services, Inc.                                                           Nevada                C
                     Vivra Network Services, Inc.                                                         Florida               C
                     Eye Management, Inc.                                                                 Florida               C
                     PHP Holdings, Inc.                                                                   Colorado              C
Care Management Resources, Inc.                                                                           Florida               C
Charter Behavioral Corporation                                                                            Delaware              C
Green Spring Health Services, Inc.                                                                        Delaware              C
         Advantage Behavioral Systems, Inc.                                                               Pennsylvania          C
                  Resource Day Treatment Center                                                           Pennsylvania         NP
         AdvoCare of Tennessee, Inc.                                                                      Tennessee             C
                  Premier Holdings, Inc.                                                                  Tennessee             C
                               Magellan - PBS, LLC                                                                             LLC
                           Premier Behavioral Systems of Tennessee, LLC(1)                                Tennessee            LLC
         Ceres Behavioral Healthcare System, LLC(2)                                                       Oregon               LLC
         Green Spring Canadian Holding, Inc.                                                              Delaware              C
                  Green Spring Health Services of Canada Co.                                              Nova Scotia         ULLC
                           CHC Quebec les specialistes en PAE, Inc
             Group Practice Affiliates, Inc.                                                              Delaware              C
                           GPA Pennsylvania, Inc.                                                         Pennsylvania          C
                               GMV, LLC
                           Novapsy Clinic, LLC(3)                                                         Virginia             LLC
         Magellan Behavioral of Michigan, Inc.                                                            Michigan              C
         Green Spring of Pennsylvania, Inc.                                                               Pennsylvania          C
         Managed Care Services Mainstay of Central Pennsylvania, Inc.                                     Pennsylvania          C
         Maryland Health Partners, LLC(4)                                                                 Maryland             LLC
         Vista Behavioral Health Plans, Inc.                                                              California            C
Human Affairs International, Incorporated                                                                 Utah                  C
         Human Affairs of Alaska, Inc.                                                                    Alaska                C
         Human Affairs International of California                                                        California            C
         Human Affairs International of Pennsylvania, Inc.                                                Pennsylvania          C
Magellan Behavioral Health, Inc.                                                                          Delaware              C
         Magellan Behavioral Health of Washington, Inc.                                                   Washington            C
         MCI/Magellan Partners, L.L.C.(5)                                                                 Delaware             LLC
         Magellan Military Health Solutions, Inc.                                                         Delaware              C
         Tennessee Behavioral Health, Inc.                                                                TN                    C
Magellan Behavioral Health of Texas, Inc.                                                                 Texas                 C
Magellan Capital, Inc.                                                                                    Delaware              C
Magellan CBHS Holdings, Inc.                                                                              Delaware              C
         Behavioral Health Systems of Indiana, Inc.                                                       Indiana               C
                  The Charter Behavioral Health System of Northwest Indiana, LLC(6)                       Delaware             LLC

--------
(1)      50% owned by Premier Holdings, Inc.
(2)      95% owned by Green Spring Health Services, Inc.
(3)      50% owned by Group Practice Affiliates, Inc.
(4) 50% owned by Green Spring Health Services, Inc.; 50% owned by CMG Health, Inc., a direct subsidiary of Merit Behavioral Care Corporation.
(5)      50% owned by Magellan Behavioral Health, Inc.
(6) 5% owned by Behavioral Health Systems of Indiana, Inc.; 95% owned by Charter Indiana BHS Holding, Inc.

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------
         CCM, Inc.(7)                                                                                     Nevada                C
         Charter Alvarado Behavioral Health System, Inc.                                                  California            C
         Charter Asheville Behavioral Health System, Inc.                                                 North Carolina        C
         Charter Bay Harbor Behavioral Health System, Inc.                                                Florida               C
         Charter Behavioral Health System of Athens, Inc.                                                 Georgia               C
         Charter Behavioral Health System of Central Georgia, Inc.                                        Georgia               C
         Charter Behavioral Health System of Charleston, Inc.                                             South Carolina        C
         Charter Behavioral Health System of Charlottesville, Inc.                                        Virginia              C
         Charter Behavioral Health System of Chicago, Inc.                                                Illinois              C
         Charter Behavioral Health System of Columbia, Inc.                                               Missouri              C
         Charter Behavioral Health System of Corpus Christi, Inc.                                         Texas                 C
         Charter Behavioral Health System of Dallas, Inc.                                                 Texas                 C
         Charter Behavioral Health System of Delmarva, Inc.                                               Maryland              C
         Charter Behavioral Health System at Fair Oaks, Inc.                                              New Jersey            C
         Charter Behavioral Health System of Fort Worth, Inc.                                             Texas                 C
         Charter Behavioral Health System at Hidden Brook, Inc.                                           Maryland              C
         Charter Behavioral Health System of Jackson, Inc.                                                Mississippi           C
         Charter Behavioral Health System of Kansas City, Inc.                                            Kansas                C
         Charter Behavioral Health System of Lafayette, Inc.                                              Louisiana             C
                  The Charter Cypress Behavioral Health System, L.L.C.(8)                                 Tennessee            LLC
         Charter Behavioral Health System of Lake Charles, Inc.                                           Louisiana             C
         Charter Behavioral Health System of Massachusetts, Inc.                                          Massachusetts         C
                  Westwood/Pembroke Health System Limited Partnership(9)                                  Massachusetts        LP
         Charter Behavioral Health System of Mississippi, Inc.                                            Mississippi           C
         Charter Behavioral Health System of Nashua, Inc.                                                 New Hampshire         C
         Charter Behavioral Health System of Nevada, Inc.                                                 Nevada                C
         Charter Behavioral Health System of New Mexico, Inc.                                             New Mexico            C
                  The Charter Heights Behavioral Health System Limited Partnership(10)                    Delaware             LP
         Charter Behavioral Health System of Northwest Arkansas, Inc.                                     Arkansas              C
         Charter Behavioral Health System of Paducah, Inc.                                                Kentucky              C
         Charter Behavioral Health System at Potomac Ridge, Inc.                                          Maryland              C
         Charter Behavioral Health of Puerto Rico, Inc.                                                   Georgia               C
         Charter Behavioral Health System of San Jose, Inc.                                               California            C
         Charter Behavioral Health System of Toledo, Inc.                                                 Ohio                  C
         Charter Canyon Behavioral Health System, Inc.                                                    Utah                  C
         Charter Canyon Springs Behavioral Health System, Inc.                                            California            C
         Charter Centennial Peaks Behavioral Health System, Inc.                                          Colorado              C
         Charter Community Hospital, Inc.                                                                 California            C
         Charter Fairmount Behavioral Health System, Inc.                                                 Pennsylvania          C
         Charter Fenwick Hall Behavioral Health System, Inc.                                              South Carolina        C
         Charter Forest Behavioral Health System, Inc.                                                    Louisiana             C

--------
(7)      50% owned by Magellan CBHS Holdings, Inc.; 50% owned by CMCI, Inc.
(8)      50% owned by Charter Behavioral Health System of Lafayette, Inc.
(9) Approximately 97.5% owned by Charter Behavioral Health System of Massachusetts, Inc.
(10)     67% owned by Charter Behavioral Health System of New Mexico, Inc.

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------
         Charter Grapevine Behavioral Health System, Inc.                                                 Texas                 C
         Charter Hospital of Mobile, Inc.                                                                 Alabama               C
         Charter Hospital of Santa Teresa, Inc.                                                           New Mexico            C
         Charter Hospital of St. Louis, Inc.                                                              Missouri              C
         Charter Indiana BHS Holding, Inc.                                                                Indiana               C
                  The Charter Behavioral Health System of Northwest Indiana, LLC(11)                      Delaware             LLC
         Charter Lakehurst Behavioral Health System, Inc.                                                 New Jersey            C
         Charter Linden Oaks Behavioral Health System, Inc.                                               Illinois              C
                  Naperville Psychiatric Ventures (12)                                                    Illinois             GP
         Charter Little Rock Behavioral Health System, Inc.                                               Arkansas              C
         Charter Louisiana Behavioral Health System, Inc.                                                 Louisiana             C
         Charter Meadows Behavioral Health System, Inc.                                                   Maryland              C
         Charter Medical (Cayman Islands) Ltd.                                                            Cayman Islands        C
         Charter Medical - Clayton County, Inc.                                                           Georgia               C
         Charter Medical of East Valley, Inc.                                                             Arizona               C
         Charter Medical International, Inc.                                                              Cayman Islands        C
         Charter Medical International, S.A., Inc.                                                        Nevada                C
         Charter Medical International Services, Inc.                                                     Cayman Islands        C
         Charter Medical Leasing Limited                                                                  United Kingdom        C
         Charter Medical - Long Beach, Inc.                                                               California            C
         Charter Medical of Puerto Rico, Inc.                                                             Puerto Rico           C
         Charter Milwaukee Behavioral Health System, Inc.                                                 Wisconsin             C
         Charter Mission Viejo Behavioral Health System, Inc.                                             California            C
         Charter MOB of Charlottesville, Inc.                                                             Virginia              C
                  Mental Healthsource, L.L.C.(13)                                                         Virginia             LLC
         Charter North Behavioral Health System, Inc.                                                     Alaska                C
         Charter North Counseling Center, Inc.                                                            Alaska                C
         Charter North Star Behavioral Health System, L.L.C.(14)                                          Tennessee            LLC
         Charter Northridge Behavioral Health System, Inc.                                                North Carolina        C
                  Holly Hill/Charter Behavioral Health System, L.L.C.(15)                                 Tennessee            LLC
         Charter Oak Behavioral Health System, Inc.                                                       California            C
         Charter Palms Behavioral Health System, Inc.                                                     Texas                 C
         Charter Park Hospital Limited                                                                    United Kingdom        C
         Charter Plains Behavioral Health System, Inc.                                                    Texas                 C
         Charter Real Behavioral Health System, Inc.                                                      Texas                 C
         Charter Rockford Behavioral Health System, Inc.                                                  Delaware              C
         Charter San Diego Behavioral Health System, Inc.                                                 California            C
         Charter Sioux Falls Behavioral Health System, Inc.                                               South Dakota          C
         Charter Springs Behavioral Health System, Inc.                                                   Florida               C
         Charter Westbrook Behavioral Health System, Inc.                                                 Virginia              C
                  CPS Associates, Inc.                                                                    Virginia              C
         Charter White Oak Behavioral Health System, Inc.                                                 Maryland              C

--------
(11) 95% owned by Charter Indiana BHS Holding, Inc.; 5% owned by Behavioral Health Systems of Indiana, Inc.
(12)     75% owned by Charter Linden Oaks Behavioral Health System, Inc.
(13)     50% owned by Charter MOB of Charlottesville, Inc.
(14)     57% owned by Magellan CBHS Holdings, Inc.
(15)     50% owned by Charter Northridge Behavioral Health System, Inc.

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------
         Charter Woods Behavioral Health System, Inc.                                                     Alabama               C
         Desert Springs Hospital, Inc.                                                                    Nevada                C
                  CMCI, Inc.                                                                              Nevada                C
                           CCM, Inc.(16)                                                                  Nevada                C
                  CMFC, Inc.                                                                              Nevada                C
         Florida Health Facilities, Inc.                                                                  Florida               C
         Golden Isle Assurance Company Ltd.                                                               Bermuda               C
         NEPA - Massachusetts, Inc.                                                                       Massachusetts         C
         New Allied, Inc.                                                                                 Florida               C
                  Charter Behavioral Health System of the Inland Empire, Inc.                             California            C
         Plymouth Insurance Company, Ltd.                                                                 Bermuda               C
         Strategic Advantage, Inc.                                                                        Minnesota             C
         Western Behavioral Systems, Inc.                                                                 California            C
Magellan Executive Corporation                                                                            Delaware              C
Magellan Public Solutions, Inc.                                                                           Delaware              C
         KidsCareNet of Milwaukee, LLC(17)                                                                Wisconsin            LLC
         Magellan Public Network, Inc.                                                                    Delaware              C
                  Correctional Behavioral Solutions, Inc.                                                 Delaware              C
                           Correctional Behavioral Solutions of Indiana, Inc.                             Indiana               C
                           Correctional Behavioral Solutions of New Jersey, Inc.                          New Jersey            C
                           Correctional Behavioral Solutions of Ohio, Inc.                                Ohio                  C
                  National Mentor, Inc.                                                                   Delaware              C
                           Center for Comprehensive Services, Inc.                                        Illinois              C
                           First Step Independent Living Program, Inc.                                    California            C
                           Horrigan Cole Enterprises, Inc.                                                California            C
                           Illinois Mentor, Inc.                                                          Illinois              C
                                    Rehabilitation Achievement Center, Inc.                               Illinois              C
                           Massachusetts Mentor, Inc.                                                     Massachusetts         C
                           National Mentor Healthcare, Inc.                                               Massachusetts         C
                                    Carolina Behavioral Services, LLC                                     Delaware             LLC
                                    Loyd's Liberty Homes, Inc.                                            California            C
                                    Unlimited Quest, Inc.                                                 California            C
                           Ohio Mentor, Inc.                                                              Ohio                  C
                           South Carolina Mentor, Inc.                                                    South Carolina        C
         Solutions For Care, Inc.                                                                         Delaware             NP
Magellan Specialty Health, Inc.                                                                           Delaware              C
         iHealth Technologies, Inc.(18)                                                                   Delaware              C
                  CAI Merger Corporation                                                                  Delaware              C
MBCH, Inc.                                                                                                Delaware              C
         Merit Behavioral Care Corporation                                                                Delaware              C
                  American Biodyne, Inc.                                                                  Delaware              C
                           AGCA Acquisition Corporation-New York                                          Delaware              C
                           AGCA, Inc.                                                                     Pennsylvania          C

--------
(16)     50% owned by CMCI, Inc.; 50% owned by Magellan CBHS Holdings, Inc.
(17)     50% owned by Magellan Public Solutions, Inc.
(18)     Formerly known as CAI Holdings, Inc.

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------


                                    AGCA Headquarters Limited Partnership(19)                             Pennsylvania         LP
                                    AGCA New York, Inc.                                                   New York              C
                                            AGCA IPA of New York, Inc.                                    New York              C
                                            MBC Health Care of New York, Inc., a New                      New York              C
                                             York Independent Practice Association
                                            MBC Health Services of New York, Inc., a New York             New York              C
                                             Independent Practice Association
                                            MBC of New York, Inc., a New York                             New York              C
                                             Independent Practice Association
                                            MBC Providers of New York, Inc., a New                        New York              C
                                             York Independent Practice Association
                                            U.S. IPA Providers, Inc.                                      New York              C
                                    Quality Healthcare Solutions, Inc.                                    Pennsylvania          C
                           Alliance Health Systems, Inc.(20)                                              Indiana               C
                           Arizona Biodyne, Inc.                                                          Arizona               C
                           Colorado Biodyne, Inc.                                                         Colorado              C
                           Hawaii Biodyne, Inc.                                                           Hawaii                C
                           Louisiana Biodyne, Inc.                                                        Louisiana             C
                           MBC Federal Programs, Inc.                                                     Delaware              C
                           MBC of New Mexico, Inc.                                                        New Mexico            C
                           Merit Behavioral Care of Florida, Inc.                                         Florida               C
                           Merit Behavioral Care of Illinois, Inc.                                        Illinois              C
                           Merit Behavioral Care of Massachusetts, Inc.                                   Massachusetts         C
                           Merit Behavioral Care of Montana, Inc.                                         Montana               C
                                       Magellan Behavioral Health of Pennsylvania, Inc.                   Pennsylvania          C
                                       (f/k/a Merit Behavioral Care of Pennsylvania, Inc.)
                           Merit Behavioral Care of Texas, Inc.                                           Texas                 C
                           Ohio Biodyne, Inc.                                                             Ohio                  C
                           Vermont Biodyne, Inc.                                                          Vermont               C
                  BCOV-GP, Inc.(21)                                                                       Delaware              C
                     Benesys Doctors, P.A.                                                                Texas
                  Benesys, Inc.                                                                           Delaware              C
                  CMG Health, Inc.                                                                        Maryland              C
                           ARD Properties, Inc.                                                           Delaware              C
                           Choice Behavioral Health Partnership(22)                                       Virginia             GP
                           CMG Health of New York, Inc.                                                   New York              C
                           Inpsych, Inc.                                                                  Maryland              C
                           Inpsych Kentucky, Inc.                                                         Kentucky              C
                           Inpsych Midwest, Inc.                                                          Missouri              C
                           Maryland Health Partners, LLC(23)                                              Maryland             LLC
                           Montana Community Partners, Inc.(24)                                           Montana               C

--------
(19)     15% owned by AGCA, Inc.
(20)     80% owned by American Biodyne, Inc.
(21)     50% owned by Merit Behavioral Care Corporation
(22)     50% owned by CMG Health, Inc.
(23) 50% owned by CMG Health, Inc.; 50% owned by Green Spring Health Services, Inc.
(24)     55% owned by CMG Health, Inc.

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------


                  Continuum Behavioral Care, LLC(25)                                                      Rhode Island         LLC
                  Continuum Behavioral Healthcare Corporation                                             Delaware              C
                           Spectrum-Continuum Management Services of New York, LLC(26)                    Delaware             LLC
                                    Spectrum-Continuum IPA Providers of New York, LLC(27)                 Delaware             LLC
                  EMHC-MBC of New York, LLC(28)                                                           New York             LLC
                           EMHC/MBC IPA Providers of New York, LLC(29)                                    New York             LLC
                           EMHC-MBC Services of New York, LLC(30)                                         New York             LLC
                  Group Plan Clinic, Inc.                                                                 Texas                 C
                  MBC Health Providers of Texas, Inc.                                                     Texas                 C
                  MBC of America, Inc.                                                                    Delaware              C
                           EMHC/MBC IPA Providers of New York, LLC(31)                                    New York             LLC
                           EMHC-MBC Services of New York, LLC(32)                                         New York             LLC
                           Empire Community Delivery Systems, LLC(33)                                     New York             LLC
                           MBC Management Services of New York, LLC(34)                                   New York             LLC
                           MBC of Nebraska, L.L.C.(35)                                                    Nebraska             LLC
                           MBC of Tennessee, Inc.                                                         Tennessee             C
                           MBC of Tennessee, LLC(36)                                                      Tennessee            LLC
                           MBC/IPA Providers of New York, LLC(37)                                         New York             LLC
                           Royal Health Care, LLC(38)                                                     New York             LLC
                  MBC of North Carolina, LLC                                                              North Carolina       LLC
                  MBC of Tennessee, LLC(39)                                                               Tennessee            LLC
                  MBC Washington Systems, Inc.                                                            Washington            C
                           Community Sector Systems, Inc.(40)                                             Washington            C
                  Merit Behavioral Care Corporation of Iowa                                               Iowa                  C
                  Merit Behavioral Care Systems Corporation                                               Ohio                  C
                           INROADS Behavioral Health Services of Texas, L.P.(41)                          Texas                LP
                           MBCS of Florida, Inc.                                                          Florida               C
                           MBCS of North Carolina, Inc.                                                   North Carolina        C
                           Merit INROADS Behavioral Health Services of Illinois, LLC(42)                  Illinois             LLC
                  Merit Health Insurance Company                                                          Illinois              C

--------
(25)     50% owned by Merit Behavioral Care Corporation
(26)     50% owned by Continuum Behavioral Healthcare Corporation
(27)     100% owned by Spectrum-Continuum Management Services of New York, LLC
(28)     79.8% owned by Merit Behavioral Care Corporation
(29)     99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of
         America, Inc.
(30)     99% owned by EMHC-MBC of New York, LLC; 1% owned by MBC of
         America, Inc.
(31)     1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of
         New York, LLC
(32)     1% owned by MBC of America, Inc.; 99% owned by EMHC-MBC of
         New York, LLC
(33)     16.667% owned by MBC of America, Inc.
(34)     80.2 % owned by MBC of America, Inc.
(35)     50% owned by MBC of America, Inc.
(36) MBC of America, Inc and Merit Behavioral Care Corporation serve as sole members
(37)     80.2% owned by MBC of America, Inc.
(38)     50% owned by MBC of America, Inc.
(39) Merit Behavioral Care Corporation and MBC of America, Inc. serve as sole members
(40)     19.9 % owned by MBC Washington Systems, Inc.
(41) 1% owned by Merit Behavioral Care Systems Corporation; 99% owned by Merit INROADS Behavioral Health Services, LLC
(42) 1% owned by Merit Behavioral Care Systems Corporation; 99% owned by Merit INROADS Behavioral Health Services, LLC

    C=corporation; GP=general partnership; LLC=limited liability company; LP=limited partnership; NP=non-profit corporation; ULLC=unlimited liability company

--------------------------------------------------------------------------------------------------------- ---------------- ---------
ENTITY NAME:                                                                                              JURISDICTION OF   ENTITY
                                                                                                          DOMICILE:          TYPE:
--------------------------------------------------------------------------------------------------------- ---------------- ---------


                           Orion Life Insurance Company                                                   Delaware              C
                  Merit Holdings Corp.                                                                    Delaware              C
                           MBC National Service Corporation                                               Delaware              C
                           Merit Behavioral Care of Arkansas, Inc.                                        Arkansas              C
                           Merit Behavioral Care of Maryland, Inc.                                        Maryland              C
                           Merit INROADS Behavioral Health Services, LLC(43)                              Delaware             LLC
                                    Merit INROADS Behavioral Health Services of
                                     Illinois, LLC(44)                                                    Illinois             LLC
                                    INROADS Behavioral Health Services of Texas, L.P.(45)                 Texas                LP
                           MeritChoice, Inc.(46)                                                          Delaware              C
                           MeritChoice, Ltd.(47)                                                          Pennsylvania         LP
                           ProPsych, Inc.                                                                 Florida               C
                  PPC Group, Inc.                                                                         Delaware              C
                           Merit Behavioral Care of California, Inc.                                      Missouri              C
                           P.P.C., Inc.                                                                   Missouri              C
                                    Personal Performance Consultants of New York, Inc.                    New York              C
                  Washton Institute, Inc.                                                                 New York              C



NOTE:     The ownership  interest in each non-indented  entity is directly-held by Magellan Health Services,  Inc.;
          the ownership  interest in each indented entity is  directly-held by the preceding  non-indented  entity.
          The percentage of ownership in each entity is 100% unless otherwise noted in a footnote.


--------
(43) 99% owned by Merit Holdings Corp.; 1% owned by Merit Behavioral Care of Illinois, Inc.
(44) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems
         Corporation
(45) 99% owned by Merit INROADS Behavioral Health Services, LLC; 1% owned by Merit Behavioral Care Systems Corporation
(46)     50% owned by Merit Holdings Corp.
(47)     50% owned by Merit Holdings Corp.